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                                                                 Exhibit 10.26.2

                          Amendment to Lease Agreement

This first amendment to lease agreement ("AGREEMENT") made and entered into this 17th day of January 1995 by and between W.M. Rickman Construction Company ("LANDLORD") and T.S.I. Washington Laboratories, Inc. ("TENANT").

WITNESSETH:

Whereas, the LANDLORD and TENANT entered into a certain lease ("LEASE") dated October 8, 1992 covering 14,564 square feet of laboratory & office space located in 2 Taft Court, Rockville, Maryland ("BUILDING"); and

Whereas, the LEASE commenced on December 1, 1993 and terminates on December 31, 2000; and

Whereas, the TENANT desires to lease an additional 6,072 square feet of space ("Additional Space") in the BUILDING as shown in Exhibit A; and

Whereas, the Landlord agrees to renovate the Additional Space as shown in Exhibit A. All above standard items will be billed to the TENANT upon completion, and

Whereas, the LANDLORD has agreed to abate one-half (1/2) of each of the first twelve (12) months of rent for the Additional Space, and

Whereas, the LANDLORD and TENANT desire to enter into an agreement amending the LEASE as follows on February 1, 1995:

     1. The leased premises as outlined in Paragraph 1 shall increase from 14,564 square feet to 20,637 square feet.

     2. The TENANT's option to terminate the Lease as outlined in Paragraph 2 has been revoked.

     3. The current minimum rent as outlined in Paragraph 3 shall increase from $19,375.68 per month to $22,791.18 on February 1, 1995 and then increase according as shown in Exhibit B, and

     4. The TENANT's proportionate share of real estate taxes as outlined in paragraph 5 shall increase from 43% to 60.85%.

     5. The TENANT shall maintain additional insurance to cover the personal property contained in the Additional space.


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Ratification of LEASE. Except as expressly modified or amended by this
AGREEMENT, all terms, covenants and conditions of the LEASE shall remain the same.

In witness whereof, LANDLORD and TENANT have caused this AGREEMENT to be executed as of this 17th day of January, 1995, and do hereby declare this AGREEMENT to be binding on them, their respective successors and assigns.

WITNESS:                             LANDLORD:
                                     W.M. Rickman Construction Co.

/s/ Lynn M. Green                    /s/ William M. Rickman
-----------------                    -----------------------
                                     William M. Rickman

ATTEST:                              TENANT:

                                     T.S.I. Washington Laboratories,  Inc.

/s/ Peter H. Glick                   /s/ John B. Green
-------------------                  -------------------
Peter H. Glick                       John Green
Vice President, TSI                  Treasurer


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December 30, 1994

                    Exhibit 'A' - TSI Washington Laboratories
                     2 Taft Court, Rockville, Maryland 20850

                                  Second Floor

All work described will be provided by W.M. Rickman Corporation Company unless noted.

1.       Walls
         As shown on plan. Building standard construction i.e. 1/2" gypsum wall board on 20 gauge 2.5" steel studs 24" on center.

         Paint - latex in office area, oil base in labs.

2.       Ceilings
         Office and support areas:  2' x 4' lay in acoustical panels.
         General labs and lab corridors:  2' x 4' in vinyl clad gypsum board.

         Two specialty labs - drywall.

3.       Floors
         'Base' Carpet or 12" x 12" vinyl tile, both with rubber base. Toilets, ceramic tile floor and base.
         Concrete in large freezer area.

4.       Plumbing
         Rough in as per drawing, water and vacuum.
         *Tenant to pay for (1) emergency shower.
         *Tenant to pay for all fixtures and final connections.

5.       Electrical
         All electrical including 110V circuits and 220V circuits. Outlets over 30 amps at cost.
         *Tenant to pay for additional panel to feed emergency generator and any wiring to transfer switch and generator (materials and labor).
         *Tenant to pay for plug molds.

         Lights:
         Building standard 2' x 4' 4 tube lay in florescent fixtures with acrylic lenses.

6.       Doors
         Building standard, i.e., stained solid core paint grade doors in office areas. Labs - metal with optional 12 x 12 view window, oil base paint finish.


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7.       HVAC
         (2) 7 Ton Zones
         (1) 5 Ton Zone in autoclave area and small freezer room
         *Tenant to pay for (1) additional 5 Tons Zone in large freezer area including all materials and labor, and modifications to the existing 5 Ton unit.

8.       Hepa
         *Tenant to pay for Hepa exhaust in (1) lab and Hepa supply on (1) 7 ton zone including all materials and labor.

9.       Telephone
         By others.

10.      Window Coverings.
         Exterior windows - building standard venetian blinds.
         Interior windows - vertical flat blinds.

11.      Bathrooms
         As per drawing.

12.      Architectural and Mechanical Drawings
         Sufficient to obtain building permit. No casework or detailed layout drawings.